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                                                                  Exhibit 99.2.2

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
NATIONAL DATA CORPORATION
Restatement of Income for Discontinued Operations

(In thousands, except per share data)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                FY 1999                                         FY 2000
                                       ------------------------------------------------------      --------------------------------
                                         Qtr1       Qtr 2     Qtr 3       Qtr 4       Total          Qtr1       Qtr 2       Qtr 3
                                       ------------------------------------------------------      --------------------------------
Revenue                                $163,738   $162,989   $165,437    $176,883    $669,047      $175,548    $169,201    $167,695
                                       ------------------------------------------------------      --------------------------------

Operating expenses:
  Cost of service                        79,593     80,696     78,513      82,455     321,259        83,719      87,057      83,101
  Sales, general and administrative      50,835     51,385     53,491      53,300     209,009        55,467      64,806      56,843
  Non-recurring charge                        0          0          0           0           0             0      34,393           0
                                       ------------------------------------------------------      --------------------------------
                                        130,428    132,081    132,004     135,755     530,268       139,186     186,256     139,944
                                       ------------------------------------------------------      --------------------------------
Operating income                         33,310     30,908     33,433      41,128     138,779        36,362     (17,055)     27,751
----------------                       ------------------------------------------------------      --------------------------------
Other income (expense):
  Interest and other income                 530        844        336         535       2,284         1,669       2,722         600
  Interest and other expense             (3,597)    (3,803)    (3,601)     (3,892)    (14,932)       (3,081)     (3,402)     (3,352)
  Minority interest                        (995)      (817)      (834)     (1,163)     (3,809)       (1,071)       (923)     (1,031)
                                       ------------------------------------------------------      --------------------------------
                                         (4,062)    (3,776)    (4,099)     (4,520)    (16,457)       (2,483)     (1,603)     (3,783)
                                       ------------------------------------------------------      --------------------------------
Income before income taxes and
 discontinued operations                 29,248     27,132     29,334      36,608     122,322        33,879     (18,658)     23,968
Provision for income taxes               11,408     10,581     11,440      13,697      47,124        13,042      (5,513)      9,228
--------------------------             ------------------------------------------------------      --------------------------------
  Income before discontinued
   operations                          $ 17,840   $ 16,551   $ 17,894    $ 22,911    $ 75,198      $ 20,837    $(13,145)   $ 14,740
                                       ======================================================      ================================
Discontinued operations                  (1,517)      (814)       792      (2,220)     (3,761)      (15,900)     (2,323)    (13,546)
                                       ------------------------------------------------------      --------------------------------
Net income                             $ 16,323   $ 15,737   $ 18,686    $ 20,691    $ 71,437      $  4,937    $(15,468)   $  1,194
                                       ======================================================      ================================

Basic earnings before discontinued
 operations (1)                        $   0.53   $   0.49   $   0.53    $   0.68    $   2.23      $   0.62    $  (0.39)   $   0.45
                                       ======================================================      ================================
Discontinued operations (1)            $  (0.04)  $  (0.02)  $   0.02    $  (0.07)   $  (0.11)     $  (0.47)   $  (0.07)   $  (0.41)
                                       ------------------------------------------------------      --------------------------------
Basic earnings per share (1)           $   0.48   $   0.47   $   0.55    $   0.61    $   2.12      $   0.15    $  (0.46)   $   0.04
                                       ======================================================      ================================

Diluted earnings before discontinued
 operations (1)                        $   0.51   $   0.48   $   0.50    $   0.64    $   2.11      $   0.58    $  (0.39)   $   0.44
                                       ======================================================      ================================
Discontinued operations (1)            $  (0.04)  $  (0.02)  $   0.02    $  (0.07)   $  (0.11)     $  (0.47)   $  (0.07)   $  (0.41)
                                       ------------------------------------------------------      --------------------------------
Diluted earnings per share (1)         $   0.47   $   0.45   $   0.52    $   0.58    $   2.02      $   0.14    $  (0.46)   $   0.04
                                       ======================================================      ================================

(1)  Note: See the specific share counts utilized in earnings per share on
     Exhibit 99.2.4